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                                                                      EXHIBIT 22



                   SUBSIDIARIES OF FIRST HEALTH GROUP CORP.


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
First Health Strategies, Inc.                  Office Realty Investors, Inc.
Incorporated in Delaware                       Incorporated in Illinois

First Health Services Corporation              COMPARE Leasing Corp.
Incorporated in Virginia                       Incorporated in Delaware

Loyalty Life Insurance Company                 First Health Insurance Services, Inc.
Incorporated in Texas                          Incorporated in Illinois

First Health Realty, Inc.                      HealthCare COMPARE Administrative Services, Inc.
Incorporated in Utah                           Incorporated in Illinois

First Health Strategies (TPA), Inc.            American Life and Health Insurance Company
Incorporated in Delaware                       Incorporated in Missouri

PRIMExtra, Inc.                                Cambridge Life Insurance Company
Incorporated in Delaware                       Incorporated in Missouri

U. S. Administrators, Inc.                     CHP Administration, Inc.
Incorporated in California                     Incorporated in California

First Health of Canada, Inc.                   First Health Strategies of Utah, Inc.
Incorporated in Ontario                        Incorporated in Utah

First Health Strategies of Texas, Inc.         First Health Review, Inc.
Incorporated in Texas                          Incorporated in Utah

First Health Strategies of New Mexico, Inc.    First Health Insurance Agency, Inc.
Incorporated in New Mexico                     Incorporated in Massachusetts

First Health Strategies of Pennsylvania, Inc.  First Health Strategies of Ohio, Inc.
Incorporated in Pennsylvania                   Incorporated in Ohio

Midwest Benefits Corporation                   First Mental Health, Inc.
Incorporated in Michigan                       Incorporated in Tennessee

First Peer Review of New Mexico, Inc.          First Peer Review of Florida, Inc.
Incorporated in Delaware                       Incorporated in Delaware

First Peer Review of Tennessee, Inc.
Incorporated in Delaware
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